UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2025

UNIFIRST CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	001-08504	04-2103460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Jonspin Road, Wilmington, Massachusetts	01887
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 658-8888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	UNF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 17, 2025, UniFirst Corporation (the “Company”) issued a press release (“Press Release”) announcing changes to its reportable segments. Beginning with the fourth quarter and year ended August 30, 2025, the Company will report results under three reportable segments: (1) Uniform & Facility Service Solutions; (2) First Aid & Safety Solutions; and (3) Other. The Company revised its reportable segments to align with how the Company’s Chief Operating Decision Maker, which is the Company’s Chief Executive Officer, manages the Company’s business, including resource allocation and performance assessment. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In order to assist investors, the Company has included in Exhibit 99.2 to this Current Report on Form 8-K certain recast unaudited historical information to provide investors with supplemental financial and operational information that is on a basis consistent with the Company’s revised segment structure. These changes only affect segment allocation of results and do not revise or restate the Company’s previously reported consolidated financial statements or the Company’s previously reported non-GAAP adjustments on a consolidated basis.

The information in this Item 2.02, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated October 17, 2025.
99.2	Historical Financial Information for Revised Segment Reporting.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFIRST CORPORATION

Date: October 17, 2025	By:	/s/ Shane O’Connor
Shane O’Connor
Executive Vice President and Chief Financial Officer